UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2006

First Citizens Bancshares, Inc.
 (Exact name of registrant as specified in its charter)

Commission file number 0-11709
 ________________________

Tennessee	62-1180360
(State or other jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)

P.O. Box 370, One First Citizens Place
Dyersburg, Tennessee 38024
 (Address of principal executive offices including zip code)

(731) 285-4410
 (Registrant's telephone number, including area code)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[  ] Pre-commencement communications pursuant to Rule 133-14(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

      Jeff Agee promoted to President of First Citizens Bancshares, Inc. and First Citizens National Bank.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number

99.1  Press Release announcing the promotion of Jeff Agee to President of First Citizens Bancshares, Inc. and First Citizens National Bank.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Laura Beth Butler
Chief Financial Officer
Date: April 25, 2006